Exhibit 99.1

AmerisourceBergen Corporation P.O. Box 959 Valley Forge, PA 19482

AmerisourceBergen Structures Operating Model and Executive Leadership Team to Offer a More Cohesive and Unified Customer Experience, Enhance Growth and Drive Long-Term Value
Expertise and Services Combined into New “Pharmaceutical Distribution and Strategic Global Sourcing” and
“Global Commercialization Services and Animal Health” Groups

VALLEY FORGE, PA, June 19, 2017 – AmerisourceBergen (NYSE: ABC) today announced a new organizational structure designed to further align the organization to its customer needs in a more seamless and unified way, while supporting corporate strategy and accelerating growth. The Company’s customer-facing offerings will now be aligned under two groups:

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Pharmaceutical Distribution and Strategic Global Sourcing – Will be led by Group President Robert P. Mauch, Pharm.D., Ph.D., and includes the Company’s services to retail chain and independent pharmacies, health systems, physician practices and alternate care sites as well as AmerisourceBergen’s sourcing, repackaging and specialty pharmacy capabilities. Peyton Howell will assume a new role as President, Health Systems, Physician Practices and Strategic Health Solutions

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Global Commercialization Services and Animal Health – Will be led by Group President James F. Cleary, Jr., and includes the Company’s solutions for product commercialization and patient access, as well as international development and animal health

“AmerisourceBergen has assembled and built best-in-class capabilities to support every stage of pharmaceutical care, with the goal of ensuring access to medicines that create healthier futures for patients,” said Steven H. Collis, Chairman, President and Chief Executive Officer of AmerisourceBergen. “This strategy has served as the engine of AmerisourceBergen’s success and we are now evolving our organization to capitalize on our unique portfolio of services. Our vision is to accelerate AmerisourceBergen’s corporate growth by further aligning our operating model to the dynamic customer needs in the health and pharmaceutical industry.”

For financial reporting purposes, AmerisourceBergen operations will continue to be comprised of the Pharmaceutical Distribution Services reportable segment and Other.

AmerisourceBergen has also formed a new management committee to enable quicker, cross-functional decision-making. This senior executive group includes:

•	Steven H. Collis, Chairman, President and Chief Executive Officer

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John G. Chou, Chief Legal and Business Officer, who will now have responsibility for legal and regulatory affairs along with strategy, innovation and business development led by Sun Park, Executive Vice President, Strategy and Business Development, as well as information technology led by Dale Danilewitz, Executive Vice President and Chief Information Officer

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Gina K. Clark, Chief Communications and Administration Officer, who will now have responsibility for marketing and communication and corporate citizenship and sustainability along with human resources led by Kathy H. Gaddes, Executive Vice President and Chief Human Resources Officer, government affairs led by Rita Norton, Senior Vice President, Government Affairs and Public Policy

•	James F. Cleary, Jr., Group President, Global Commercialization Services and Animal Health

•	Tim G. Guttman, Chief Financial Officer

•	Robert P. Mauch, Group President, Pharmaceutical Distribution and Strategic Global Sourcing

After 10 years of service with a track record of exceptional integrity, leadership and performance, James Frary, previously Executive Vice President and President, AmerisourceBergen Specialty Group (ABSG), has decided to pursue new opportunities outside of AmerisourceBergen. Frary will be available to support the organization over the next few months as he transitions from his role.

“We are better positioned to meet the needs of the marketplace because of James’ leadership and I’m truly grateful for his guidance and partnership over the past decade,” said Collis. “We will carry that industry leadership into our new management committee structure. This group will be singularly focused on aligning every aspect of AmerisourceBergen to our purpose, corporate strategy and continued growth. We believe this next evolution of AmerisourceBergen will enable the Company to be more nimble and effective, actively supporting our customers as they grow and unlock the full value of their businesses.”

About AmerisourceBergen
AmerisourceBergen provides pharmaceutical products, value-driving services and business solutions that improve access to care. Tens of thousands of healthcare providers, veterinary practices and livestock producers trust us as their partner in the pharmaceutical supply chain. Global manufacturers depend on us for services that drive commercial success for their products. Through our daily work—and powered by our 19,000 associates—we are united in our responsibility to create healthier futures. AmerisourceBergen is ranked #11 on the Fortune 500, with more than $145 billion in annual revenue. The company is headquartered in Valley Forge, Pa. and has a presence in 50+ countries. Learn more at amerisourcebergen.com.

AmerisourceBergen's Cautionary Note Regarding Forward-Looking Statements
Certain of the statements contained in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as "expect," "likely," "outlook," "forecast," "would," "could," "should," "can," "will," "project," "intend," "plan," "continue," "sustain," "synergy," "on track," "believe," "seek," "estimate," "anticipate," "may," "possible," "assume," variations of such words, and similar expressions are intended to identify such forward-looking statements. These statements are based on management's current expectations and are subject to uncertainty and change in circumstances. These statements are not guarantees of future performance and are based on assumptions that could prove incorrect or could cause actual results to vary materially from those indicated. Among the factors that could cause actual results to differ materially from those projected, anticipated, or implied are the following: unfavorable trends in brand and generic pharmaceutical pricing, including in rate or frequency of price inflation or deflation; competition and industry consolidation of both customers and suppliers resulting in increasing pressure to reduce prices for our products and services; changes in pharmaceutical market growth rates; substantial defaults in payment, material reduction in purchases by or the loss, bankruptcy or insolvency of a major customer; changes to the customer or supplier mix; the retention of key customer or supplier relationships under less favorable economics or the adverse resolution of any contract or other dispute with customers or suppliers; changes to customer or supplier payment terms; the disruption of AmerisourceBergen's cash flow and ability to return value to its stockholders in accordance with its past practices; risks associated with the strategic, long-term relationship between Walgreens Boots Alliance, Inc. and AmerisourceBergen, including with respect to the pharmaceutical distribution agreement and/or the global sourcing arrangement; changes in the United States healthcare and regulatory environment, including changes that could impact prescription drug reimbursement under Medicare and Medicaid; increasing governmental regulations regarding the pharmaceutical supply channel and pharmaceutical compounding; federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; federal and state prosecution of alleged violations of related laws and regulations, and any related litigation, including shareholder derivative lawsuits or other disputes relating to our distribution of controlled substances; increased federal scrutiny and qui tam litigation for alleged violations of fraud and abuse laws and regulations and/or any other laws and regulations governing the marketing, sale, purchase and/or dispensing of pharmaceutical products or services and any related litigation; material adverse resolution of pending legal proceedings; declining reimbursement rates for pharmaceuticals; the acquisition of businesses that do not perform as expected, or that are difficult to integrate or control, including the integration of PharMEDium, or the inability to capture all of the anticipated synergies related thereto; regulatory action in connection with the production, labeling or packaging of products compounded by our compounded sterile preparations (CSP) business; declining economic conditions in the United States and abroad; financial market volatility and disruption; the loss, bankruptcy or insolvency of a major supplier; interest rate and foreign currency exchange rate fluctuations; managing foreign expansion, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws and economic sanctions and import laws and regulations; malfunction, failure or breach of sophisticated information systems to operate as designed; risks generally associated with data privacy regulation and the international transfer of personal data; changes in tax laws or legislative initiatives that could adversely affect AmerisourceBergen's tax positions and/or AmerisourceBergen’s tax liabilities or adverse resolution of challenges to AmerisourceBergen's tax positions; natural disasters or other unexpected events that affect AmerisourceBergen's operations; the impairment of goodwill or other intangible assets, resulting in a charge to earnings; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting AmerisourceBergen's business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors) in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and elsewhere in that report and (ii) in other reports filed by the Company pursuant to the Securities Exchange Act.

Contacts:
Media	Investors
Gabe Weissman	Keri P. Mattox
Vice President, Communications	Vice President, Corporate & Investor Relations
610-727-3696 – Office	610-576-7801 – Office
267-438-7998 – Mobile	610-427-9280 – Mobile
gweissman@amerisourcebergen.com	kmattox@amerisourcebergen.com

Bennett S. Murphy
Director, Corporate & Investor Relations
610-727-3693 – Office
610-209-5691 – Mobile
bmurphy@amerisourcebergen.com
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